February 1, 1995



VIA FEDERAL EXPRESS

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  Transamerica Life Insurance and Annuity Company and Separate
     Account VA-1 of Transamerica Life Insurance and Annuity
     Company (File No. 33-10914)

Dear Commissioners:

On behalf of Transamerica Life Insurance and Annuity Company ("Company") and Transamerica Life Separate Account VA-1, enclosed for filing pursuant to Rule 30b2-1 under the Investment Company Act of 1940 is a copy of the annual report for the American Funds' American Variable Insurance Series ("Series"). The Series is the investment fund underlying Separate Account VA-1, which is the funding medium for Company's Prime Investor variable annuity contracts. This document is also being transmitted electronically.

This annual report has been transmitted to the Prime Investor contract owners in accordance with Rule 30d-2 under the Investment Company Act.

If you have any questions about the enclosed filing, please contact the undersigned at (213) 742-3816.

Sincerely,



Susan Vivino
Paralegal

Enclosures

cc:  R. Armstrong
     F. Bellamy
     R. Fink